EXHIBIT 10.4

AMERICAN HONDA RECEIVABLES LLC,
as Depositor,

THE BANK OF NEW YORK MELLON,
as Owner Trustee

and

BNY MELLON TRUST OF DELAWARE,
as Delaware Trustee

_______________________________

AMENDED AND RESTATED
TRUST AGREEMENT

Dated August 12, 2026

_______________________________

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EXHIBITS

Exhibit A - Form of Trust Certificate	A-1

Exhibit B - Form of Seller Certificate	B-1

Exhibit C - Form of Investment Letter	C-1

Exhibit D - Form of Rule 144A Letter	D-1

Exhibit E - Form of Monthly 15Ga-1 Report	E-1

This Amended and Restated Trust Agreement (the “Agreement”), dated August 12, 2026 is among American Honda Receivables LLC, a Delaware limited liability company, as depositor (the “Depositor”), The Bank of New York Mellon, a New York banking corporation, as owner trustee (the “Owner Trustee”), and BNY Mellon Trust of Delaware, a Delaware banking corporation, as Delaware trustee (the “Delaware Trustee”);

The parties to this Agreement wish to amend and restate in its entirety the original trust agreement (the “Initial Trust Agreement”), dated as of July 8, 2026, among the Depositor, the Owner Trustee and the Delaware Trustee.

Article I
DEFINITIONS

Section 1.01.      General Definitions. Whenever used herein, unless the context otherwise requires, defined terms shall have the meanings set forth in the Sale and Servicing Agreement.

Section 1.02.      Other Definitional Provisions. All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

Section 1.03.      Interpretive Provisions.

(a)            For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, (i) terms used herein include, as appropriate, all genders and the plural as well as the singular, (ii) references to words such as “herein”, “hereof” and the like shall refer to this Agreement as a whole and not to any particular part, article or section within this Agreement, (iii) references to a section such as “Section 1.01” and the like shall refer to the applicable Section of this Agreement, (iv) the term “include”, and all variations thereof shall mean “include without limitation”, (v) the term “or” shall include “and/or” and (vi) the term “proceeds” shall have the meaning set forth in the applicable UCC.

(b)            As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

Article II
ORGANIZATION

Section 2.01.      Name. The trust created hereby shall be known as the “Honda Auto Receivables 2026-3 Owner Trust”, in which name the Owner Trustee may conduct the business of the Issuer, make and execute contracts and other instruments and sue and be sued, to the extent herein provided.

Section 2.02.      Office. The Delaware office of the Issuer shall be in care of the Delaware Trustee at the address set forth on Schedule A to the Sale and Servicing Agreement, or at such other address in the State of Delaware as the Delaware Trustee may designate by written notice to the Certificateholders and the Depositor. The New York, New York office of the Issuer shall be in care of the Owner Trustee at its Corporate Trust Office or at such other address in New York as the Owner Trustee may designate by written notice to the Certificateholders and the Depositor.

Section 2.03.      Purposes and Powers.

(a)            The sole purpose of the Issuer is to conserve the Owner Trust Estate and collect and disburse the periodic income therefrom for the use and benefit of the Certificateholders, and in furtherance of such purpose to engage in the following ministerial activities:

(i)            to issue the Notes pursuant to the Indenture and the Trust Certificates pursuant to this Agreement and to sell or otherwise transfer (including to Affiliates) the Notes and the Trust Certificates;

(ii)            with the proceeds of the sale of the Notes and the Trust Certificates, to purchase the Receivables, to fund the Reserve Fund and the Yield Supplement Account, to pay the organizational, start-up and transactional expenses of the Trust and to pay the balance to the Depositor pursuant to the Sale and Servicing Agreement;

(iii)            to assign, grant, transfer, pledge and convey the Owner Trust Estate pursuant to the Indenture and to hold, manage and distribute to the Certificateholders pursuant to the Sale and Servicing Agreement any portion of the Owner Trust Estate released from the Lien of, and remitted to the Trust pursuant to, the Indenture;

(iv)            to enter into and perform its obligations under the Basic Documents to which it is to be a party;

(v)            to engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith, including entering into interest rate swap agreements, interest rate cap agreements and other derivative instruments; and

(vi)            subject to compliance with the Basic Documents, to engage in such other activities as may be required in connection with conservation of the Owner Trust Estate, the making of distributions to the Certificateholders and the Noteholders, and in respect of amounts to be released to the Servicer, Administrator and third parties, if any.

(b)            The Issuer shall not engage in any activities, including, without limitation, assuming or incurring any indebtedness (with the exception of the Notes), other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement or the other Basic Documents.

Section 2.04.      Appointment of Owner Trustee and the Delaware Trustee. The Depositor hereby appoints the Owner Trustee as trustee of the Issuer effective as of the date hereof, to have all the rights, powers and duties set forth herein, and the Owner Trustee hereby accepts such appointment. The Depositor hereby appoints the Delaware Trustee as a trustee of the Issuer effective as of the date hereof, for the sole purpose of satisfying Section 3807(a) of the Statutory Trust Statute, and the Delaware Trustee hereby accepts such appointment. The Owner Trustee may engage, in the name of the Issuer or in its own name on behalf of the Issuer, in the activities of the Issuer, make and execute contracts on behalf of the Issuer and sue on behalf of the Issuer.

Section 2.05.      Expenses. The Depositor shall pay organizational expenses of the Issuer as they may arise or shall, upon the request of the Owner Trustee, promptly reimburse the Owner Trustee for any such expenses paid by the Owner Trustee.

Section 2.06.      Declaration of Trust. The Owner Trustee hereby declares that it will hold the Owner Trust Estate in trust upon and subject to the conditions set forth herein for the sole purpose of conserving the Owner Trust Estate and collecting and disbursing the periodic income therefrom for the use and benefit of the Certificateholders, subject to the obligations of the Issuer under the Basic Documents. It is the intention of the parties hereto that the Issuer constitute a statutory trust under the Statutory Trust Statute and that this Agreement constitute the governing instrument of such statutory trust. The Owner Trustee and the Delaware Trustee have executed and filed, or caused to be filed, the Certificate of Trust with the Secretary of State and such filing is ratified and approved. It is the intention of the parties hereto that, solely for U.S. federal income, state and local income and franchise tax purposes, (i) so long as there is a sole Certificateholder, the Issuer shall be disregarded as an entity separate from the owner, with the assets of the Issuer being the Receivables and other assets held by the Issuer, the owner of the Receivables being the sole Certificateholder and the Notes being non-recourse debt of the sole Certificateholder and (ii) if there is more than one Certificateholder, the Issuer shall be treated as a partnership for U.S. federal income, state and local income and franchise tax purposes, with the assets of the partnership being the Receivables and other assets held by the Issuer and with the partners of the partnership being the Certificateholders and the Notes being debt of the partnership. The parties agree that, unless otherwise required by appropriate tax authorities, the Issuer will file or cause to be filed annual or other necessary returns, reports and other forms consistent with the characterization of the Issuer as provided in the preceding sentence for such tax purposes. Effective as of the date hereof, the Owner Trustee shall have all rights, powers and duties set forth herein and in the Statutory Trust Statute for the sole purpose and to the extent necessary to accomplish the purpose of the Issuer as set forth in Section 2.03(a).

Section 2.07.      Liability of Certificateholders. The Certificateholders shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the general corporation law of the State of Delaware.

Section 2.08.      Title to Trust Property. Legal title to the Owner Trust Estate shall be vested at all times in the Issuer as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Owner Trust Estate to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Owner Trustee, a co-trustee and/or a separate trustee, as the case may be.

Section 2.09.      Situs of Issuer. The Issuer will be located in the State of Delaware. All bank accounts maintained by the Owner Trustee on behalf of the Issuer shall be located in the states of Delaware or New York. The Issuer shall not have any employees in any state other than Delaware; provided, however, that nothing herein shall restrict or prohibit the Owner Trustee from having employees within or without the State of Delaware. Payments will be received by the Issuer only in, and payments will be made by the Issuer only from, the states of Delaware or New York. The Issuer’s principal offices will be at the Corporate Trust Office of the Owner Trustee and at the office of the Delaware Trustee, located at the address set forth on Schedule A to the Sale and Servicing Agreement.

Section 2.10.      Representations and Warranties of the Depositor. The Depositor hereby represents and warrants to the Owner Trustee and Delaware Trustee that:

(a)            The Depositor has been duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Delaware, and had at all relevant times, and has, power, authority and legal right to acquire, own and sell the Receivables and to perform its obligations under and consummate the transactions contemplated by the Basic Documents.

(b)            The Depositor is duly qualified to do business as a foreign limited liability company in good standing, and has obtained all necessary licenses and approvals, in each jurisdiction where any such failure to do so would materially and adversely affect the Depositor’s ability to perform its obligations under and consummate the transactions contemplated by the Basic Documents.

(c)            The Depositor has the power and authority to execute and deliver this Agreement and to carry out its terms; the Depositor has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Owner Trustee as part of the Owner Trust Estate and the Depositor has duly authorized such sale and assignment and deposit to the Issuer by all necessary corporate action; and the execution, delivery and performance of this Agreement have been duly authorized by the Depositor by all necessary corporate action.

(d)            This Agreement constitutes a legal, valid and binding obligation of the Depositor, enforceable in accordance with its terms, except as such enforceability may be subject to or limited by bankruptcy, insolvency, reorganization, moratorium, liquidation, fraudulent conveyance or other similar laws affecting the enforcement of creditors’ rights in general and by general principles of equity, regardless of whether such enforceability shall be considered in a proceeding in equity or in law.

(e)            The execution, delivery and performance by the Depositor of this Agreement and the consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the certificate of formation or limited liability company agreement of the Depositor, or conflict with or violate any of the material terms or provisions of, or constitute (with or without notice or lapse of time) a default under, any indenture, agreement or other instrument to which the Depositor is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); nor, to the best of the Depositor’s knowledge, violate any law or any order, rule or regulation applicable to the Depositor of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties; which breach, default, conflict, lien or violation would have a material adverse effect on the earnings, business affairs or business prospects of the Depositor.

(f)            There are no proceedings or investigations pending or, to the Depositor’s knowledge, threatened, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties: (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the issuance of the Trust Certificates or the consummation of any of the transactions contemplated by this Agreement or (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement.

(g)            The Depositor covenants and represents that neither it nor any of its affiliates, subsidiaries, directors or officers: (A) are the target or subject of any sanctions enforced by the US Government, (including, without limitation, the Office of Foreign Assets Control of the US Department of the Treasury or the US Department of State), the United Nations Security Council, the European Union, His Majesty’s Treasury, or other relevant sanctions authority (collectively “Sanctions”), and (B) will directly or indirectly use any payments made pursuant to this Agreement, (i) to fund or facilitate any activities of or business with any person who, at the time of such funding or facilitation, is the subject or target of Sanctions, (ii) to fund or facilitate any activities of or business with any country or territory that is the target or subject of Sanctions, or (iii) in any other manner that will result in a violation of Sanctions by any person.

Article III
TRUST CERTIFICATES AND TRANSFER OF INTERESTS

Section 3.01.      Initial Ownership. Upon the formation of the Issuer by the contribution by the Depositor pursuant to Section 2.05 and until the issuance of the Trust Certificates, the Depositor shall be the sole beneficiary of the Issuer.

Section 3.02.      The Trust Certificates. The Trust Certificates shall be issued in minimum denominations of $100,000 and integral multiples thereof; provided, however, that one Trust Certificate may be issued in such denomination as required to include any residual amount. The Trust Certificates shall be executed by the Owner Trustee on behalf of the Issuer by manual or electronic signature of an authorized officer of the Owner Trustee and shall have deemed to have been validly issued when so executed and authenticated (as set forth in Section 3.03 below). Trust Certificates bearing the manual or electronic signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Owner Trustee, shall be validly issued and binding obligations of the Issuer and entitled to the benefit of this Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Trust Certificates or did not hold such offices at the date of authentication and delivery of such Trust Certificates.

A transferee of a Trust Certificate shall become a Certificateholder and shall be entitled to the rights and subject to the obligations of a Certificateholder hereunder upon such transferee’s acceptance of a Trust Certificate duly registered in such transferee’s name pursuant to Section 3.04.

Section 3.03.      Authentication and Delivery of Trust Certificates. On the Closing Date, the Owner Trustee shall cause to be authenticated and delivered upon the order of the Depositor, in exchange for the Receivables and the other assets of the Issuer, simultaneously with the sale, assignment and transfer to the Issuer of the Receivables, and the constructive delivery to the Issuer of the Receivable Files and the other assets of the Issuer, Trust Certificates duly authenticated by the Owner Trustee, in authorized denominations equaling in the aggregate the Original Certificate Balance and evidencing the entire ownership of the Issuer. No Trust Certificate shall entitle its Certificateholder to any benefit under this Agreement, or be valid for any purpose, unless there shall appear on such Trust Certificate a certificate of authentication substantially in the form set forth in Exhibit A, executed by the Owner Trustee or the Trust’s Authenticating Agent, by manual signature; and such authentication shall constitute conclusive evidence that such Trust Certificate shall have been duly authenticated and delivered hereunder. All Trust Certificates shall be dated the date of their authentication. Upon issuance, authentication and delivery pursuant to the terms hereof, the Trust Certificates will be entitled to the benefits of this Agreement. Whenever, in any Basic Document, a reference is made to authentication by the Owner Trustee, such reference shall include authentication by the Owner Trustee and/or authentication by a party appointed to act as the Authenticating Agent of the Owner Trustee.

Section 3.04.      Registration of Transfer and Exchange of Trust Certificates.

(a)            The Certificate Registrar shall keep or cause to be kept, at the office or agency maintained pursuant to Section 3.08, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, it shall provide for the registration of Trust Certificates and of transfers and exchanges of Trust Certificates as herein provided. The Owner Trustee shall act as initial Certificate Registrar. The Owner Trustee may appoint an agent to act as Certificate Registrar. Upon any resignation of the Certificate Registrar, the Owner Trustee shall promptly appoint a successor thereto.

The Trust Certificates have not been registered under the Securities Act or listed on any securities exchange. No transfer of a Trust Certificate shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under the Securities Act and such state securities laws. In the event that a transfer is to be made in reliance upon an exemption from the Securities Act and state securities laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer and such Certificateholder’s prospective transferee shall each certify to the Issuer in writing the facts surrounding the transfer in the form of a Seller Certificate and Investment Letter or a Rule 144A Letter. Except in the case of a transfer as to which the proposed transferee has provided a Rule 144A Letter, there shall also be delivered to the Issuer an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Securities Act and an Opinion of Counsel or memorandum of law that such transfer may be made pursuant to an exemption from state securities laws, which Opinion(s) of Counsel and memorandum of law shall not be an expense of the Issuer or the Owner Trustee. The Depositor shall provide to any Certificateholder of a Trust Certificate and any prospective transferee designated by any such Certificateholder, information regarding the Trust Certificates and the Receivables and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such Trust Certificate without registration thereof under the Securities Act pursuant to the registration exemption provided by Rule 144A. Each Certificateholder desiring to effect such a transfer shall, and does hereby agree to, indemnify the Issuer, the Owner Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with federal and state securities laws. The Owner Trustee on behalf of the Issuer shall cause each Trust Certificate to contain a legend in the form set forth on the form of Trust Certificate attached hereto as Exhibit A.

(b)            Upon surrender for registration of transfer of any Trust Certificate at the office of the Certificate Registrar and subject to the satisfaction of the preceding paragraph, the Owner Trustee shall execute, authenticate and deliver (or shall cause its Authenticating Agent to authenticate and deliver), in the name of the designated transferee or transferees, one or more new Trust Certificates in authorized denominations of a like aggregate original certificate balance dated the date of authentication by the Owner Trustee or any Authenticating Agent; provided that prior to such execution, authentication and delivery, the Owner Trustee shall have received an Opinion of Counsel to the effect that the proposed transfer will not cause the Issuer to be characterized as an association (or a publicly traded partnership) taxable as a corporation or alter the tax characterization of the Notes for U.S. federal income tax purposes. At the option of a Certificateholder, Trust Certificates may be exchanged for other Trust Certificates of authorized denominations of a like aggregate original certificate balance upon surrender of the Trust Certificates to be exchanged at the office or agency maintained pursuant to Section 3.08.

(c)            At the option of a Certificateholder, Trust Certificates may be exchanged for other Trust Certificates in authorized denominations of a like aggregate original certificate balance upon surrender of the Trust Certificates to be exchanged at the office of the Certificate Registrar. Whenever any Trust Certificates are so surrendered for exchange, the Owner Trustee on behalf of the Issuer shall execute, authenticate and deliver (or shall cause its Authenticating Agent to authenticate and deliver) the Trust Certificates that the Certificateholder making the exchange is entitled to receive. Every Trust Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the Certificateholder or such Certificateholder’s attorney duly authorized in writing.

(d)            No service charge shall be made for any registration of transfer or exchange of Trust Certificates, but the Owner Trustee (or the Paying Agent) may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Trust Certificates.

(e)            The Trust Certificates may not be acquired or held by or for the account of a Benefit Plan Investor, a Plan that is subject to Similar Law or a person who is not a United States Person within the meaning of Section 7701(a)(30) of the Code. No transfer of a Trust Certificate (or interest therein) shall be made unless the prospective transferee has certified to the Issuer in writing that it is not acquiring and will not hold any Trust Certificate (or interest therein) with the assets of a Benefit Plan Investor or a Plan that is subject to Similar Law.

(f)            All Trust Certificates surrendered for registration of transfer or exchange, if surrendered to the Issuer or any agent of the Owner Trustee or the Issuer under this Agreement, shall be delivered to the Owner Trustee and promptly cancelled by it, or, if surrendered to the Owner Trustee, shall be promptly cancelled by it, and no Trust Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Owner Trustee shall dispose of cancelled Trust Certificates in accordance with its normal practice.

(g)            The preceding provisions of this Section notwithstanding, the Owner Trustee shall not make, and the Certificate Registrar shall not register transfers or exchanges of, Trust Certificates for a period of fifteen (15) days preceding the due date for any payment with respect to the Trust Certificates.

(h)            No transfer of a Trust Certificate (or interest therein) shall be permitted (nor shall a Trust Certificate be so held) if (i) it causes the Issuer to be a Section 385 Controlled Partnership (i.e., 80 percent or more of the Issuer’s ownership interests are owned, directly or indirectly, by one or more members of a Section 385 Expanded Group) that has an expanded group partner (within the meaning of Treasury Regulation section 1.385-3(g)(12)) which is a Domestic Corporation and (ii) either (x) a member of such Section 385 Expanded Group owns any Notes or (y) a Section 385 Controlled Partnership of such Section 385 Expanded Group owns any Notes (in the case of clause (x), unless such member, or in the case of clause (y), unless each member of the Section 385 Expanded Group that is a partner in such Section 385 Controlled Partnership is a member of the consolidated group (as described in Treasury Regulation section 1.1502-1(h)) which includes such Domestic Corporation). No transfer of a Trust Certificate (or interest therein) shall be permitted (nor shall a Trust Certificate be so held) if (i) it results in the Issuer becoming disregarded as an entity separate from a Domestic Corporation for U.S. federal income tax purposes and (ii) either (x) a member of a Section 385 Expanded Group that includes such Domestic Corporation owns any Notes or (y) a Section 385 Controlled Partnership of such Section 385 Expanded Group owns any Notes (in the case of clause (x), unless such member, or in the case of clause (y), unless each member of the Section 385 Expanded Group that is a partner in such Section 385 Controlled Partnership is a member of the consolidated group (as described in Treasury Regulation section 1.1502-1(h)) which includes such Domestic Corporation).

Section 3.05.      Mutilated, Destroyed, Lost or Stolen Trust Certificates. If (i) any mutilated Trust Certificate is surrendered to the Certificate Registrar, or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Trust Certificate and (ii) there is delivered to the Certificate Registrar and the Owner Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to a Responsible Officer of the Owner Trustee that such Trust Certificate has been acquired by a bona fide purchaser, the Owner Trustee on behalf of the Issuer shall execute and the Owner Trustee or its Authenticating Agent shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Trust Certificate, a new Trust Certificate in an authorized denomination and of a like original certificate balance. In connection with the issuance of any new Trust Certificate under this Section, the Owner Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Trust Certificate issued pursuant to this Section shall constitute conclusive evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Trust Certificate shall be found at any time.

Section 3.06.      Persons Deemed Certificateholders. Prior to due presentation of a Trust Certificate for registration of transfer, the Owner Trustee, the Certificate Registrar, any Paying Agent and any of their respective agents may treat the Person in whose name any Trust Certificate is registered as the owner of such Trust Certificate for the purpose of receiving distributions pursuant to Section 5.02 and for all other purposes whatsoever, and none of the Owner Trustee, the Certificate Registrar, any Paying Agent or any of their respective agents shall be affected by any notice to the contrary.

Section 3.07.      Access to List of Certificateholders’ Names and Addresses. The Certificate Registrar shall furnish or cause to be furnished to the Servicer and the Depositor, within fifteen (15) days after receipt by the Certificate Registrar of a written request therefor from the Servicer or the Depositor, a list, in such form as the Servicer or the Depositor may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date. If three or more Certificateholders, or one or more Certificateholders evidencing not less than 51% of the Percentage Interests of the Trust Certificates (hereinafter referred to as the “Applicants”), apply in writing to the Certificate Registrar, and such application states that the Applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Trust Certificates, then the Certificate Registrar shall, within five (5) Business Days after the receipt of such application, afford such Applicants access during normal business hours to the current list of Certificateholders. Each Certificateholder, by receiving and holding a Trust Certificate, shall be deemed to have agreed not to hold any of the Depositor, the Certificate Registrar or the Owner Trustee accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

Section 3.08.      Maintenance of Office or Agency. The Trust shall maintain an office or offices or agency or agencies where Trust Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Owner Trustee or its agent in respect of the Trust Certificates and the Basic Documents may be served. The Owner Trustee initially designates its Corporate Trust Office as its office for such purposes. The Owner Trustee shall give prompt written notice to the Depositor and to the Certificateholders of any change in the location of the Certificate Register or any such office or agency.

Section 3.09.      Appointment of Paying Agent. The Paying Agent shall make distributions to Certificateholders from the Certificate Distribution Account pursuant to Sections 5.02 and 5.03 and shall report the amounts of such distributions to the Owner Trustee. Any Paying Agent shall have the revocable power to withdraw funds from the Certificate Distribution Account for the purpose of making the distributions referred to above. The Owner Trustee may revoke such power and remove the Paying Agent if the Owner Trustee determines in its sole discretion that the Paying Agent shall have failed to perform its obligations under this Agreement in any material respect. The Owner Trustee shall act as the initial Paying Agent. Each Paying Agent shall be permitted to resign as Paying Agent upon thirty (30) days’ written notice to the Owner Trustee. In the event that the Owner Trustee shall no longer be the Paying Agent, the Owner Trustee shall appoint a successor to act as Paying Agent (which shall be a bank or trust company). The Owner Trustee shall cause such successor Paying Agent or any additional Paying Agent appointed by the Owner Trustee to execute and deliver to the Owner Trustee an instrument in which such successor Paying Agent or additional Paying Agent shall agree with the Owner Trustee that, as Paying Agent, such successor Paying Agent or additional Paying Agent will hold all sums, if any, held by it for payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. The Paying Agent shall return all unclaimed funds to the Owner Trustee and upon removal of a Paying Agent such Paying Agent shall also return all funds in its possession to the Owner Trustee. The provisions of Sections 7.01, 7.03, 7.04, 8.01 and 8.02 shall apply to the Owner Trustee also in its role as Paying Agent, for so long as the Owner Trustee shall act as Paying Agent and, to the extent applicable, to any other paying agent appointed hereunder. Any reference in this Agreement to the Paying Agent shall include any co-paying agent unless the context requires otherwise.

Section 3.10.      Definitive Trust Certificates. The Trust Certificates, upon original issuance, will be issued in definitive, fully registered form.

Section 3.11.      Repayment of Trust Certificates. In the event of an optional purchase pursuant to Section 8.01(a) of the Sale and Servicing Agreement, the Trust Certificates will be prepaid in whole, but not in part, at an aggregate prepayment price equal to the aggregate Certificate Balance of all the Trust Certificates plus accrued interest thereon at the Certificate Rate.

Article IV
ACTIONS BY OWNER TRUSTEE

Section 4.01.      Prior Notice to Certificateholders with Respect to Certain Matters. Subject to the provisions and limitations of Section 4.04, with respect to the following matters, the Owner Trustee shall not take action unless at least thirty (30) days before the taking of such action, the Owner Trustee shall have notified the Certificateholders in writing of the proposed action and the Certificateholders shall not have notified the Owner Trustee in writing prior to the 30th day after such notice is given that such Certificateholders have withheld consent or provided alternative direction:

(a)            the initiation of any claim or lawsuit by the Issuer (except claims or lawsuits brought in connection with the collection of the Receivables) and the compromise of any action, claim or lawsuit brought by or against the Issuer (except with respect to the aforementioned claims or lawsuits for collection of the Receivables);

(b)            the election by the Issuer to file an amendment to the Certificate of Trust (unless such amendment is required to be filed under the Statutory Trust Statute);

(c)            the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is required;

(d)            the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is not required and such amendment materially adversely affects the interests of the Certificateholders;

(e)            the amendment, change or modification of the Administration Agreement, except to cure any ambiguity or to amend or supplement any provision in a manner or add any provision that would not materially adversely affect the interests of the Certificateholders; or

(f)            the appointment pursuant to the Indenture of a successor Note Registrar, paying agent for the Notes or Indenture Trustee or pursuant to this Agreement of a successor Certificate Registrar, or the consent to the assignment by the Note Registrar, Paying Agent, Indenture Trustee or Certificate Registrar of its obligations under the Indenture or this Agreement, as applicable.

Section 4.02.      Action by Certificateholders with Respect to Certain Matters. Subject to the provisions and limitations of Section 4.04, the Owner Trustee shall not have the power, except upon the direction of the Certificateholders, to (i) remove the Administrator pursuant to Section 1.09 of the Administration Agreement, (ii) appoint a successor Administrator pursuant to Section 1.09 of the Administration Agreement, (iii) remove the Servicer pursuant to Section 7.01 of the Sale and Servicing Agreement, (iv) except as expressly provided in the Basic Documents, sell the Receivables after the termination of the Indenture, or (v) authorize the merger or consolidation of the Issuer with or into any other statutory trust or entity (other than in accordance with Section 3.10 of the Indenture). The Owner Trustee shall take the actions referred to in the preceding sentence only upon written instructions signed by the Certificateholders.

Section 4.03.      Action by Certificateholders with Respect to Bankruptcy. The Owner Trustee shall not have the power to commence a voluntary proceeding in bankruptcy relating to the Issuer without the unanimous prior approval of all Certificateholders (including the Depositor, if the Depositor is a Certificateholder) and the delivery to the Owner Trustee by each such Certificateholder of a certificate certifying that such Certificateholder reasonably believes that the Issuer is insolvent.

Section 4.04.      Restrictions on Certificateholders’ Power. The Certificateholders shall not direct the Owner Trustee to take or to refrain from taking any action if such action or inaction would be contrary to any obligation of the Issuer or the Owner Trustee under this Agreement or any of the other Basic Documents or would be contrary to the purpose of the Issuer as set forth in Section 2.03, nor shall the Owner Trustee be obligated to follow any such direction, if given.

Section 4.05.      Majority Control. Except as expressly provided herein, any action that may be taken by the Certificateholders under this Agreement may be taken by the Certificateholders evidencing not less than a majority of the Percentage Interests evidenced by the Trust Certificates. Except as expressly provided herein, any written notice of the Certificateholders delivered pursuant to this Agreement shall be effective if signed by Certificateholders evidencing not less than a majority of the Percentage Interests evidenced by the Trust Certificates at the time of the delivery of such notice.

Article V
APPLICATION OF TRUST FUNDS; CERTAIN DUTIES

Section 5.01.      Establishment of Trust Account. The Owner Trustee, for the benefit of the Certificateholders, shall establish and maintain (or shall cause to be established and maintained) in the name of the Issuer an Eligible Account (the “Certificate Distribution Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders.

The Issuer shall possess all right, title and interest in funds on deposit from time to time in the Certificate Distribution Account and in the proceeds thereof. Except as otherwise expressly provided herein, the Certificate Distribution Account shall be under the sole dominion and control of the Owner Trustee for the benefit of the Certificateholders. If, at any time, the Certificate Distribution Account ceases to be an Eligible Account, the Owner Trustee (or, the Depositor on behalf of the Owner Trustee, if the Certificate Distribution Account is not then held by the Owner Trustee or an Affiliate thereof) shall cause a new account to be established as an Eligible Account and shall transfer any cash and/or investments to such new account. All amounts held in the Certificate Distribution Account will not be invested.

Section 5.02.      Application of Trust Funds.

(a)            On each Payment Date, the Paying Agent will distribute to Certificateholders, on the basis of the Percentage Interest evidenced by their Trust Certificates, amounts deposited in the Certificate Distribution Account pursuant to Section 4.06 of the Sale and Servicing Agreement with respect to such Payment Date.

(b)            On each Payment Date, the Paying Agent shall send to each Certificateholder the statement or statements provided to the Owner Trustee by the Servicer pursuant to Section 4.10 of the Sale and Servicing Agreement with respect to such Payment Date.

(c)            In the event that any withholding tax is imposed on the Issuer’s payment (or allocations of income) to a Certificateholder, such tax shall reduce the amount otherwise distributable to the Certificateholder in accordance with this Section. The Paying Agent will retain from amounts otherwise distributable to the Certificateholders sufficient funds for the payment of any tax that is legally owed by the Issuer (but such authorization shall not prevent the Owner Trustee or the Paying Agent from contesting any such tax in appropriate proceedings and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings) upon the written direction of the Depositor. The amount of any withholding tax imposed with respect to a Certificateholder shall be treated as cash distributed to such Certificateholder at the time it is withheld by the Issuer and remitted to the appropriate taxing authority. If there is a possibility that withholding tax is payable with respect to a distribution, the Paying Agent may in its sole discretion withhold such amounts in accordance with this paragraph (c).

Section 5.03.      Method of Payment.

(a)            Subject to Section 9.01(c) respecting the final payment upon retirement of each Trust Certificate, distributions required to be made to Certificateholders on any Payment Date shall be made to each Certificateholder of record on the related Record Date by (i) wire transfer, in immediately available funds, to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided to the Certificate Registrar appropriate written instructions at least five (5) Business Days prior to such Payment Date, or (ii) if not, by check mailed to such Certificateholder at the address of such Certificateholder appearing in the Certificate Register.

(b)            Following the satisfaction and discharge of the Indenture and the payment in full of the principal of and interest on the Notes, as contemplated by Section 8.01(c) of the Sale and Servicing Agreement relating to the exercise by the Servicer of its option to purchase the Owner Trust Estate, pursuant to Section 8.01(a) of the Sale and Servicing Agreement, the Owner Trustee is hereby authorized and directed to transfer to the Depositor’s account such distributions required to be made to Certificateholders from the Certificate Distribution Account, Account #9055971000, in accordance with the following wire instructions:

Wiring Instructions

Bank: U.S. Bank

ABA #: 122235821

Name:     American Honda Receivables LLC

Account #: 158300221617

Ref:         2026-3 Owner Trust

Section 5.04.      No Segregation of Monies; No Interest. Subject to Sections 5.01 and 5.02, monies received by the Owner Trustee or the Paying Agent hereunder need not be segregated in any manner except to the extent required by law or the Sale and Servicing Agreement and may be deposited under such general conditions as may be prescribed by law, and neither the Owner Trustee nor the Paying Agent shall be liable for any interest thereon.

Section 5.05.      Accounting and Reports to Certificateholders, Internal Revenue Service and Others. The Owner Trustee shall maintain (or cause to be maintained) the books of the Issuer on a fiscal year basis ending March 31 of each year and the accrual method of accounting. In addition, the Issuer shall deliver to each Certificateholder such information, reports or statements prepared by the Administrator as may be required by the Code and applicable Treasury Regulations and as may be required to enable each Certificateholder to prepare its U.S. federal and state income tax returns and make such elections as from time to time may be required or appropriate under any applicable state or federal statute or any rule or regulation thereunder so as to maintain the Issuer’s characterization for U.S. federal income tax purposes as (i) disregarded as a separate entity from the Certificateholder or, (ii) if there is more than one Certificate Owner for U.S. federal income tax purposes, a partnership. Consistent with the Issuer’s characterization for U.S. federal income tax purposes as disregarded as an entity separate from the Certificateholder, no U.S. federal income tax return shall be filed on behalf of the Issuer unless (i) there is more than one Certificate Owner for U.S. federal income tax purposes, (ii) the Owner Trustee shall receive an Opinion of Counsel that, based on a change in applicable law occurring after the date hereof, the Code requires such a filing or (iii) the Internal Revenue Service shall determine that the Issuer is required to file such a return. Neither the Owner Trustee nor any Certificateholder will, under any circumstances, or at any time, make an election on IRS Form 8832 or otherwise, to classify the Trust as an association (or a publicly traded partnership) taxable as a corporation for U.S. federal income, state and local income and franchise tax purposes. In the event that the Issuer is required to file tax returns, the Owner Trustee shall, to the extent not undertaken by the Administrator pursuant to the Administration Agreement, prepare or shall cause to be prepared any tax returns required to be filed by the Issuer and shall remit such returns to the Depositor (or if the Depositor no longer owns any Certificates, the Certificateholder designated for such purpose by the Depositor to the Owner Trustee in writing) at least five (5) days before such returns are due to be filed. The Depositor (or such designee Certificateholder, as applicable) shall promptly sign such returns and deliver such returns after signature to the Owner Trustee and such returns shall be filed by the Owner Trustee with the appropriate tax authorities. In no event shall the Owner Trustee or the Depositor (or such designee Certificateholder, as applicable) be liable for any liabilities, costs or expenses of the Issuer or the Noteholders arising out of the application of any tax law, including U.S. federal income, state and local income and franchise tax (or any interest, penalty or addition with respect thereto or arising from a failure to comply therewith) except for any such liability, cost or expense attributable to any act or omission by the Owner Trustee or the Depositor (or such designee Certificateholder, as applicable), as the case may be, in breach of its obligations under this Agreement.

The Depositor is authorized and directed to execute on behalf of the Issuer, and after execution to deliver to the Administrator for filing with the Commission, all documents and forms required to be filed in accordance with applicable law or the rules and regulations prescribed by the Commission.

Section 5.06.      Audit Procedure.

(a)            In the event that the Issuer is classified as a partnership for U.S. federal income tax purposes, the Depositor (or a U.S. affiliate of the Depositor if the Depositor is ineligible) is hereby designated as the partnership representative under Section 6223(a) of the Code, and any corresponding provision of state law (and as the tax matters partner for any applicable state tax purposes), to the extent allowed under the law (including working with the Depositor to designate any designated individual required under the law). The Issuer shall (or the Depositor shall cause the Issuer to, or the Depositor shall instruct the Owner Trustee on behalf of the Issuer to), to the extent eligible, make the election under Section 6221(b) of the Code, and any corresponding provision of state law, with respect to determinations of adjustments at the partnership level and take any other action such as disclosures and notifications necessary to effectuate such election. If the election described in the preceding sentence is not available, to the extent applicable, the Issuer shall (or the Depositor shall cause the Issuer to, or the Depositor shall instruct the Owner Trustee on behalf of the Issuer to) make the election under Section 6226(a) of the Code, and any corresponding provision of state law, with respect to the alternative to payment of imputed underpayment by partnership and take any other action such as filings, disclosures and notifications necessary to effectuate such election. Notwithstanding the foregoing, the Issuer and Depositor are each authorized, each in its sole discretion, to make any available election related to Sections 6221 through 6241 of the Code, and any corresponding provisions of state law, and take any action it deems necessary or appropriate to comply with the requirements of the Code and conduct the Issuer’s affairs under Sections 6221 through 6241 of the Code, and any corresponding provisions of state law. Each Certificateholder and, if different, each Certificate Owner shall promptly provide the Issuer, Depositor and Owner Trustee any requested information, documentation or material to enable the Issuer to make any of the elections described in this clause (c) and otherwise comply with Sections 6221 through 6241 of the Code and any corresponding provisions of state law. Each Certificate Owner shall hold the Issuer and its affiliates harmless for any expenses or losses (i) resulting from a Certificate Owner not properly taking into account or paying its allocated adjustment or liability under Section 6226 of the Code, and any corresponding provision of state law, and (ii) it may suffer attributable to the management or defense of an audit under Sections 6221 through 6241 of the Code, and any corresponding provisions of state law, or otherwise suffered due to actions it takes with respect to and to comply with the rules under Sections 6221 through 6241 of the Code, and any corresponding provisions of state law.

(b)            Certificateholder Information. (A) Each Certificateholder shall provide to the Owner Trustee and the Depositor any further information required by the Issuer to comply with Sections 6221 through 6241 of the Code, including Section 6226(a) of the Code, and any corresponding provisions of state law, and (B) if the Certificateholder is not the Certificate Owner, the Certificate Owner shall provide to the Owner Trustee and the Depositor any further information required by the Issuer to comply with Sections 6221 through 6241 of the Code, including Section 6226(a) of the Code, and any corresponding provisions of state law, and, to the extent the Issuer determines such appointment necessary for it to make an election under Section 6226(a) of the Code, and any corresponding provision of state law, hereby appoints the Depositor as its agent for purposes of receiving any notifications or information pursuant to the notice requirements under Section 6226(a)(2) of the Code, and any corresponding provision of state law.

Article VI
AUTHORITY AND DUTIES OF OWNER TRUSTEE

Section 6.01.      General Authority. Subject to the provisions and limitations of Sections 2.03 and 2.06, the Owner Trustee is authorized and directed to execute and deliver the Basic Documents to which the Issuer is to be a party and each certificate or other document attached as an exhibit to or contemplated by the Basic Documents to which the Issuer is to be a party and any amendment or other agreement, as evidenced conclusively by the Owner Trustee’s execution thereof. In addition to the foregoing, the Owner Trustee is authorized, but shall not be obligated, to take all actions required of the Issuer pursuant to the Basic Documents. The Owner Trustee is further authorized from time to time to take such action as the Administrator recommends with respect to the Basic Documents.

Section 6.02.      General Duties. Subject to the provisions and limitations of Sections 2.03 and 2.06, it shall be the duty of the Owner Trustee to discharge (or cause to be discharged) all of its responsibilities pursuant to the terms of this Agreement and the other Basic Documents to which the Issuer is a party and to administer the Issuer in the interest of the Certificateholders, subject to the Basic Documents and in accordance with the provisions of this Agreement. Notwithstanding the foregoing, the Owner Trustee shall be deemed to have discharged its duties and responsibilities hereunder and under the other Basic Documents to the extent the Administrator has agreed in the Administration Agreement to perform any act or to discharge any duty of the Owner Trustee hereunder or under any Basic Document, and the Owner Trustee shall not be held liable for the default or failure of the Administrator to carry out its obligations under the Administration Agreement.

Section 6.03.      Action Upon Instruction.

(a)            Subject to Article Four, in accordance with the terms of the Basic Documents, the Certificateholders may by written instruction direct the Owner Trustee in the management of the Issuer. Such direction may be exercised at any time by written instruction of the Certificateholders pursuant to Article Four.

(b)            The Owner Trustee shall not be required to take any action hereunder or under any other Basic Document if the Owner Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability on the part of the Owner Trustee or is contrary to the terms hereof or of any other Basic Document or is otherwise contrary to law.

(c)            Whenever the Owner Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Agreement or under any other Basic Document, the Owner Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Certificateholders requesting instruction as to the course of action to be adopted, and to the extent the Owner Trustee acts in good faith in accordance with any written instruction of the Certificateholders received, the Owner Trustee shall not be liable on account of such action to any Person. If the Owner Trustee shall not have received appropriate instruction within ten (10) days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Agreement and the other Basic Documents, as it shall deem to be in the best interests of the Certificateholders, and shall have no liability to any Person for such action or inaction.

(d)            In the event that the Owner Trustee is unsure as to the application of any provision of this Agreement or any other Basic Document or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Agreement permits any determination by the Owner Trustee or is silent or is incomplete as to the course of action that the Owner Trustee is required to take with respect to a particular set of facts, the Owner Trustee may give notice (in such form as shall be appropriate under the circumstances) to the Certificateholders requesting instruction and, to the extent that the Owner Trustee acts or refrains from acting in good faith in accordance with any such instruction received, the Owner Trustee shall not be liable, on account of such action or inaction, to any Person. If the Owner Trustee shall not have received appropriate instruction within ten (10) days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Agreement or the other Basic Documents, as it shall deem to be in the best interests of the Certificateholders, and shall have no liability to any Person for such action or inaction.

Section 6.04.      No Duties Except as Specified in this Agreement or in Instructions. The Owner Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of, or otherwise deal with the Owner Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Owner Trustee is a party, except as expressly provided by the terms of this Agreement or in any document or written instruction received by the Owner Trustee pursuant to Section 6.03; and no implied duties or obligations shall be read into this Agreement or any other Basic Document against the Owner Trustee. The Owner Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to prepare or file any Commission filing for the Issuer or to record this Agreement or any other Basic Document, or to prepare or file any report for the Issuer to be made with the United States Department of Treasury (or any bureau thereof). The Owner Trustee nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any liens (other than the lien of the Indenture) on any part of the Owner Trust Estate that result from actions by, or claims against, the Owner Trustee that are not related to the ownership or the administration of the Owner Trust Estate.

Section 6.05.      No Action Except Under Specified Documents or Instructions. The Owner Trustee shall not manage, control, use, sell, dispose of or otherwise deal with any part of the Owner Trust Estate except in accordance with (i) the powers granted to and the authority conferred upon the Owner Trustee pursuant to this Agreement, (ii) the Basic Documents and (iii) any document or instruction delivered to the Owner Trustee pursuant to Section 6.03.

Section 6.06.      Restrictions. The Owner Trustee shall not take any action (i) that is inconsistent with the purposes of the Issuer set forth in Section 2.03 or (ii) that, to the actual knowledge of the Owner Trustee, would result in the Issuer’s becoming an association (or a publicly traded partnership) taxable as a corporation for U.S. federal income and state and local income tax purposes. The Certificateholders shall not direct the Owner Trustee to take action that would violate the provisions of this Agreement.

Section 6.07.      Covenants for Reporting of Repurchase Demands due to Breaches of Representations and Warranties. The Owner Trustee shall, no later than the third Business Day after the last day of each calendar month, provide notice to American Honda Finance Corporation and American Honda Receivables LLC (each, a “Honda Party,” and together, the “Honda Parties”) in the form set forth as Exhibit E hereto (or such other form or format as the Honda Parties may otherwise specify) of the request or any requests of (i) all demands communicated to the Owner Trustee for the repurchase or replacement of any Receivable for breach of the representations and warranties concerning such Receivable relating to the Issuer and (ii) any actions taken by the Owner Trustee with respect to such demand communicated to the Owner Trustee in respect of any Receivables. In addition, the Owner Trustee shall, upon written request of either Honda Party, at any time they reasonably feel necessary, provide notification to the Honda Parties with respect to any actions taken by the Owner Trustee as soon as practicable and in any event within five (5) Business Days of receipt of such request. Such notices shall be provided to the Honda Parties in accordance with Section 11.04(iv) of the Indenture. The Owner Trustee and the Issuer acknowledge and agree that the purpose of this Section 6.07 is to facilitate compliance by the Honda Parties with Rule 15Ga-1 under the Securities Exchange Act of 1934, as amended, and Items 1104(e), 1121(c) and 1125 of Regulation AB (the “Repurchase Rules and Regulations”). The Owner Trustee acknowledges that interpretations of the requirements of the Repurchase Rules and Regulations may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with reasonable written requests (including email in PDF format) made by the Honda Parties in good faith for delivery of information in its possession under these provisions on the basis of evolving interpretations of the Repurchase Rules and Regulations. The Owner Trustee shall cooperate fully with the Honda Parties to deliver any and all records and any other information in its possession and necessary in the good faith determination of the Honda Parties to permit them to comply with the provisions of Repurchase Rules and Regulations. In no event shall the Owner Trustee have any responsibility or liability in connection with any filing required to be made by a securitizer under the Repurchase Rules and Regulations.

Article VII
CONCERNING THE OWNER TRUSTEE AND THE DELAWARE TRUSTEE

Section 7.01.      Acceptance of Trusts and Duties. Each of the Owner Trustee and the Delaware Trustee accepts the trusts hereby created and each agrees to perform its duties hereunder with respect to such trusts, but only upon the terms of this Agreement. The Owner Trustee also agrees to disburse all monies actually received by it constituting part of the Owner Trust Estate upon the terms of this Agreement and the other Basic Documents. Neither the Owner Trustee nor the Delaware Trustee shall be answerable or accountable hereunder or under any other Basic Document under any circumstances, except (i) for its own willful misconduct, bad faith or gross negligence or (ii) in the case of the inaccuracy of any representation or warranty contained in Section 7.03 expressly made by the Owner Trustee or the Delaware Trustee, as applicable. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

(a)            neither the Owner Trustee nor the Delaware Trustee shall be liable for any error of judgment made in good faith by the Owner Trustee or the Delaware Trustee;

(b)            neither the Owner Trustee nor the Delaware Trustee shall be liable with respect to any action taken or omitted to be taken by it in accordance with the instructions of the Administrator or any Certificateholder or Certificateholders;

(c)            no provision of this Agreement or any other Basic Document shall require the Owner Trustee or the Delaware Trustee to expend or risk funds or otherwise incur any financial liability in the performance of any of its rights or powers hereunder or under any other Basic Document if the Owner Trustee or the Delaware Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

(d)            under no circumstances shall the Owner Trustee or the Delaware Trustee be liable for indebtedness evidenced by or arising under any Basic Document, including the principal of and interest on the Notes or the Trust Certificates;

(e)            neither the Owner Trustee nor the Delaware Trustee shall be responsible for or in respect of the validity or sufficiency of this Agreement or for the due execution hereof by the Depositor or for the form, character, genuineness, sufficiency, value or validity of any of the Owner Trust Estate, or for or in respect of the validity or sufficiency of the Basic Documents, other than the certificate of authentication on the Trust Certificates, and neither the Owner Trustee nor the Delaware Trustee shall in any event assume or incur any liability, duty or obligation to any Noteholder or to any Certificateholder, other than as expressly provided for in the Basic Documents;

(f)            neither the Owner Trustee nor the Delaware Trustee shall be liable for the default or misconduct of the Administrator, the Seller, the Depositor, the Indenture Trustee or the Servicer under any Basic Document or otherwise, and neither the Owner Trustee nor the Delaware Trustee shall have any obligation or liability to perform the obligations of the Issuer under this Agreement or the other Basic Documents that are required to be performed by the Administrator under the Administration Agreement, the Indenture Trustee under the Indenture or the Servicer or the Seller under the Sale and Servicing Agreement or any other Person under any of the Basic Documents;

(g)            neither the Owner Trustee nor the Delaware Trustee shall be under any obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or otherwise or in relation to this Agreement or any other Basic Document, at the request, order or direction of any of the Certificateholders, unless such Certificateholders have offered to the Owner Trustee or the Delaware Trustee, as applicable, security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by the Owner Trustee or the Delaware Trustee, as applicable, therein or thereby; the right of the Owner Trustee and the Delaware Trustee to perform any discretionary act enumerated in this Agreement or in any other Basic Document shall not be construed as a duty, and neither the Owner Trustee nor the Delaware Trustee shall be answerable for other than its gross negligence, bad faith or willful misconduct in the performance of any such act;

(h)            in no event shall the Owner Trustee or the Delaware Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, by Force Majeure; it being understood that the Owner Trustee or the Delaware Trustee, as applicable, shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances;

(i)            in no event shall the Owner Trustee be responsible or liable for special, indirect, punitive or consequential loss or damage (including, but not limited to, loss of profit); and

(j)            it shall be the Depositor’s duty and not the Owner Trustee’s or Delaware Trustee’s duty or responsibility to cause the Issuer to comply with, respond to, defend, participate in or otherwise act in connection with any regulatory, administrative, governmental, investigative or other similar proceeding or inquiry relating in any way to the Trust, its assets or the conduct of its business. In the event that the Owner Trustee or the Delaware Trustee received any notice of such proceeding or inquiry, the Owner Trustee or the Delaware Trustee, as the case may be, shall promptly give such notice to the Depositor and the Certificateholders. The Owner Trustee and the Delaware Trustee hereby agree to cooperate and to comply with any reasonable request made by the Depositor and the Certificateholders or their respective designees for the delivery of information or documents to such party in the Owner Trustee’s or Delaware Trustee’s actual possession relating to any such regulatory, administrative, governmental, investigative or other similar proceeding or inquiry.

Section 7.02.      Furnishing of Documents.

The Owner Trustee shall furnish to the Certificateholders, promptly upon receipt of a written request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Owner Trustee under the Basic Documents.

Section 7.03.      Representations and Warranties of the Owner Trustee and the Delaware Trustee. (1) The Owner Trustee hereby represents and warrants to the Depositor and the Certificateholders, that:

(a)            it is a New York banking corporation duly organized and validly existing under the laws of the State of New York; it has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement;

(b)            it has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf; and

(c)            neither the execution nor the delivery by it of this Agreement, nor the consummation by it of the transactions contemplated hereby, nor compliance by it with any of the terms or provisions hereof will contravene any federal or Delaware law, governmental rule or regulation governing the banking or trust powers of the Owner Trustee or any judgment or order binding on it, or constitute any default under its charter documents or bylaws; and

(d)            this Agreement constitutes a legal, valid and binding obligation of the Owner Trustee, enforceable against the Owner Trustee in accordance with its terms, except as such enforceability may be subject to or limited by bankruptcy, insolvency, reorganization, moratorium, liquidation, fraudulent conveyance or other similar laws affecting the enforcement of creditors’ rights in general and by general principles of equity, regardless of whether such enforceability shall be considered in a proceeding in equity or in law; and

(e)            the execution, delivery and performance by the Owner Trustee of this Agreement and the consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the charter documents or bylaws of the Owner Trustee; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); and

(f)            there are no proceedings or investigations pending or, to the Owner Trustee’s actual knowledge, threatened, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Owner Trustee or its properties: (i) asserting the invalidity of this Agreement or (ii) seeking any determination or ruling that might materially and adversely affect the validity or enforceability of this Agreement.

(2)            The Delaware Trustee hereby represents and warrants to the Depositor and the Certificateholders that:

(a)            it is a Delaware banking corporation duly organized and validly existing under the laws of the State of Delaware; it has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement;

(b)            it has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf; and

(c)            neither the execution nor the delivery by it of this Agreement, nor the consummation by it of the transactions contemplated hereby, nor compliance by it with any of the terms or provisions hereof will contravene any federal or Delaware law, governmental rule or regulation governing the banking or trust powers of the Delaware Trustee or any judgment or order binding on it, or constitute any default under its charter documents or bylaws; and

(d)            this Agreement constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against the Delaware Trustee in accordance with its terms, except as such enforceability may be subject to or limited by bankruptcy, insolvency, reorganization, moratorium, liquidation, fraudulent conveyance or other similar laws affecting the enforcement of creditors’ rights in general and by general principles of equity, regardless of whether such enforceability shall be considered in a proceeding in equity or in law; and

(e)            the execution, delivery and performance by the Delaware Trustee of this Agreement and the consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the charter documents or bylaws of the Delaware Trustee; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); and

(f)            there are no proceedings or investigations pending or, to the Delaware Trustee’s actual knowledge, threatened, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Delaware Trustee or its properties: (i) asserting the invalidity of this Agreement or (ii) seeking any determination or ruling that might materially and adversely affect the performance by the Delaware Trustee of its obligations under, or the validity or enforceability of, this Agreement.

Section 7.04.      Reliance, Advice of Counsel.

(a)            The Owner Trustee and the Delaware Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Owner Trustee or the Delaware Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of determination of which is not specifically prescribed herein, the Owner Trustee or the Delaware Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer or other authorized officers of the relevant party, as to such fact or matter, and such certificate shall constitute full protection to the Owner Trustee or the Delaware Trustee, for any action taken or omitted to be taken by it in good faith in reliance thereon.

(b)            In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under this Agreement and the other Basic Documents, the Owner Trustee and the Delaware Trustee (i) may act directly or through its respective agents or attorneys pursuant to agreements entered into with any of them, and the Owner Trustee and the Delaware Trustee, as applicable, shall not be liable for the conduct or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by the Owner Trustee or the Delaware Trustee, as applicable, with reasonable care, and (ii) may consult with counsel, accountants and other skilled persons to be selected with reasonable care and employed by it. The Owner Trustee and the Delaware Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the written opinion or advice of any such counsel, accountants or other such persons and not contrary to this Agreement or any other Basic Document.

Section 7.05.      Not Acting in Individual Capacity. Except as otherwise provided in this Article, in accepting the trusts hereby created, each of The Bank of New York Mellon and BNY Mellon Trust of Delaware is acting solely as Owner Trustee and Delaware Trustee, respectively, hereunder and not in its individual capacity, and all Persons having any claim against the Owner Trustee or the Delaware Trustee by reason of the transactions contemplated by this Agreement or any other Basic Document shall look only to the Owner Trust Estate for payment or satisfaction thereof.

Section 7.06.      Owner Trustee and Delaware Trustee Not Liable for Trust Certificates or Receivables. The recitals contained herein and in the Trust Certificates (other than the signature of the Owner Trustee and the certificate of authentication on the Trust Certificates) shall be taken as the statements of the Depositor, and the Owner Trustee and the Delaware Trustee assume no responsibility for the correctness thereof. The Owner Trustee and the Delaware Trustee make no representations as to the validity or sufficiency of this Agreement, any other Basic Document or the Trust Certificates (other than the signature of the Owner Trustee and the certificate of authentication on the Trust Certificates and the representations and warranties in Section 7.03) or the Notes, or of any Receivable or related documents. The Owner Trustee and the Delaware Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Receivable, or the perfection and priority of any security interest created by any Receivable in any Financed Vehicle or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Owner Trust Estate or its ability to generate the payments to be distributed to Certificateholders under this Agreement or the Noteholders under the Indenture, including, without limitation, the existence, condition and ownership of any Financed Vehicle; the existence and enforceability of any insurance thereon; the existence and contents of any Receivable on any computer or other record thereof; the validity of the assignment of any Receivable to the Issuer or of any intervening assignment; the completeness of any Receivable; the performance or enforcement of any Receivable; the compliance by the Depositor or the Servicer with any warranty or representation made under any Basic Document or in any related document or the accuracy of any such warranty or representation, or any action of the Administrator, the Indenture Trustee or the Servicer or any subservicer taken in the name of the Owner Trustee or the Delaware Trustee.

Section 7.07.      Owner Trustee or Delaware Trustee May Own Trust Certificates and Notes. Each of the Owner Trustee and the Delaware Trustee in its individual or any other capacity may become the owner or pledgee of Trust Certificates or Notes and may deal with the Depositor, the Administrator, the Indenture Trustee and the Servicer in banking transactions with the same rights as it would have if it were not Owner Trustee or the Delaware Trustee, respectively.

Section 7.08.      Duties of the Delaware Trustee. The Delaware Trustee is appointed to serve as the trustee of the Trust in the State of Delaware for the sole purpose of satisfying the requirement of Section 3807(a) of the Statutory Trust Statute that the Trust have at least one trustee with a principal place of business in Delaware. It is understood and agreed by the parties hereto that the Delaware Trustee shall have none of the duties or liabilities of the Owner Trustee. The duties of the Delaware Trustee shall be limited to (a) accepting legal process served on the Trust in the State of Delaware and (b) the execution of any certificates required to be filed with the Secretary of State of the State of Delaware which the Delaware Trustee is required to execute under Section 3811 of the Statutory Trust Statute. To the extent that, at law or in equity, the Delaware Trustee has duties (including fiduciary duties) and liabilities relating thereto to the Trust, the beneficial owners thereof or any other person, it is hereby understood and agreed by the other parties hereto that such duties and liabilities are replaced by the duties and liabilities of the Delaware Trustee expressly set forth in this Section 7.08. The Delaware Trustee shall have all the rights, privileges and immunities of the Owner Trustee.

Article VIII
compensation of owner trustee and the delaware trustee

Section 8.01.      Owner Trustee’s and Delaware Trustee’s Fees and Expenses. Each of the Owner Trustee and the Delaware Trustee shall receive as compensation for its services hereunder such fees as have been separately agreed upon before the date hereof between the Depositor and the Owner Trustee and the Depositor and the Delaware Trustee, respectively, and upon the formation of the Issuer, each of the Owner Trustee and the Delaware Trustee shall be entitled to be reimbursed by the Issuer for its other reasonable expenses hereunder, including the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as each of the Owner Trustee and the Delaware Trustee may employ in connection with the exercise and performance of its rights and its duties hereunder.

Section 8.02.      Indemnification. The Issuer shall, or shall cause the Administrator to, indemnify each of the Owner Trustee, the Delaware Trustee, the Paying Agent, the Certificate Registrar, any Authenticating Agent and any co-trustee and their respective officers, directors, employees and agents (each, an “Indemnified Party”) against any and all loss, liability or expense (including reasonable attorney’s fees and expenses) incurred by such Indemnified Party in connection with the administration of the Issuer and the performance of its duties hereunder not resulting from its own willful misconduct, gross negligence or bad faith. Any Indemnified Party seeking indemnity in respect of any such claim shall notify the Issuer and the Administrator promptly of such claim. The indemnities contained in this Section shall survive the resignation or termination of the Owner Trustee, the Delaware Trustee or the termination of this Agreement. In the event of any claim, action or proceeding for which indemnity will be sought pursuant to this Section, the Owner Trustee’s or the Delaware Trustee’s choice of legal counsel shall be subject to the approval of the Depositor (or if the Depositor is no longer an owner, the designee of the Depositor), which approval shall not be unreasonably withheld. Neither the Issuer nor the Administrator need reimburse any expense or indemnify against any loss, liability or expense incurred by any Indemnified Party (1) through such party’s own willful misconduct, gross negligence or bad faith or (2) in the case of the inaccuracy of any representation or warranty contained in Sections 7.03 expressly made by the Owner Trustee or the Delaware Trustee, as applicable. The Indemnified Parties’ right to indemnification shall include any reasonable legal fees, costs and expenses incurred in connection with any enforcement (including any action, claim, suit, arbitration or mediation brought) by an Indemnified Party of any indemnification or other obligation of the Issuer, the Servicer, the Administrators, the Noteholders or the Note Owners.

Section 8.03.      Payments to the Owner Trustee and to the Delaware Trustee. Any amounts paid to the Owner Trustee and to the Delaware Trustee pursuant to this Article shall be deemed not to be a part of the Owner Trust Estate immediately after such payment. Any amounts owing to the Owner Trustee under this Agreement or the other Basic Documents shall constitute a claim against the Owner Trust Estate.

Article IX
TERMINATION OF TRUST AGREEMENT

Section 9.01.      Termination of Trust Agreement.

(a)            The Issuer shall dissolve immediately prior to the earlier to occur of (i) the purchase on any Payment Date by the Servicer, or any successor Servicer, at its option, pursuant to Section 8.01(a) of the Sale and Servicing Agreement, of the Owner Trust Estate other than the Accounts and the Certificate Distribution Account, (ii) the final distribution by the Owner Trustee of all monies or other property or proceeds of the Owner Trust Estate in accordance with the terms of the Indenture, the Sale and Servicing Agreement and Article Five, or (iii) the Payment Date next succeeding the month which is one year after the maturity or other liquidation of the last Receivable and the disposition of any amount received upon liquidation of any property remaining in the Owner Trust Estate. The bankruptcy, liquidation, dissolution, death or incapacity of any Certificateholder shall not (i) operate to terminate this Agreement or the Issuer, (ii) entitle such Certificateholder’s legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Issuer or Owner Trust Estate or (iii) otherwise affect the rights, obligations and liabilities of the parties hereto. The Issuer shall be entitled to deduct from the final distribution to Certificateholders any amounts required to pay any other claims against and obligations of the Issuer in accordance with Section 3808(e) of the Statutory Trust Statute.

(b)            Except as provided in Section 9.01(a), neither of the Depositor nor any Certificateholder shall be entitled to revoke or terminate the Issuer.

(c)            The outstanding Trust Certificates are subject to redemption in whole, but not in part, pursuant to Section 8.01 of the Sale and Servicing Agreement; provided that the Issuer has available funds sufficient to pay the aggregate Certificate Balance of all the Trust Certificates, together with accrued interest at the Certificate Rate to but excluding the Payment Date. Notice of any termination of the Issuer, specifying the Payment Date upon which Certificateholders shall surrender their Trust Certificates to the Paying Agent for payment of the final distribution and cancellation, shall be given by the Owner Trustee by letter to Certificateholders mailed within five (5) Business Days of receipt of notice of such termination from the Servicer given pursuant to Section 8.01(b) of the Sale and Servicing Agreement, stating (i) the Payment Date upon or with respect to which final payment of the Trust Certificates shall be made upon presentation and surrender of the Trust Certificates at the office of the Paying Agent therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Payment Date is not applicable, payments being made only upon presentation and surrender of the Trust Certificates at the office of the Paying Agent therein specified. The Owner Trustee shall give such notice to the Certificate Registrar (if other than the Owner Trustee) and the Paying Agent (if other than the Owner Trustee) at the time such notice is given to Certificateholders. Upon presentation and surrender of the Trust Certificates, the Paying Agent shall cause to be distributed to Certificateholders amounts distributable on such Payment Date pursuant to Section 5.02. The Owner Trustee shall promptly notify the Administrator (who shall make such notice available to each Rating Agency pursuant to Section 1.02(c) of the Administration Agreement) upon the final payment of the Trust Certificates.

(d)            In the event that all of the Certificateholders shall not surrender their Trust Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Owner Trustee shall give a second written notice to the remaining Certificateholders to surrender their Trust Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Trust Certificates shall not have been surrendered for cancellation, the Owner Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Trust Certificates, and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Agreement. Subject to applicable escheat laws, any funds remaining in the Issuer after exhaustion of such remedies shall be distributed by the Owner Trustee to the Depositor, in its capacities as Depositor and as Certificateholder.

(e)            Upon the winding up of the Issuer, the Owner Trustee shall, upon the direction and at the expense of the Depositor, cause the Certificate of Trust to be cancelled by preparing and executing a certificate of cancellation with the Secretary of State in accordance with Section 3810 of the Statutory Trust Statute. Upon the filing of the certificate of cancellation with the Secretary of State by the Administrator, the Issuer and this Agreement (other than Article 8) shall terminate and be of no further force or effect.

Article X
SUCCESSOR AND ADDITIONAL OWNER TRUSTEES

Section 10.01.      Eligibility Requirements for Owner Trustee and Delaware Trustee. The Owner Trustee shall at all times (i) maintain its principal place of business in the State of New York or such other location within the United States to which the Depositor shall consent in writing, (ii) be authorized to exercise corporate trust powers, (iii) have a combined capital and surplus of at least $50,000,000 and (iv) be subject to supervision or examination by federal or state authorities. If such person shall publish reports of condition at least annually pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of such person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The Delaware Trustee shall at all times be a Person satisfying the provisions of Section 3807(a) of the Statutory Trust Statute. In case at any time the Owner Trustee or the Delaware Trustee, as applicable, shall cease to be eligible in accordance with the provisions of this Section, the Owner Trustee or the Delaware Trustee, as applicable, shall resign immediately in the manner and with the effect specified in Section 10.02.

Section 10.02.      Resignation or Removal of Owner Trustee or Delaware Trustee. The Owner Trustee or Delaware Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Administrator. Upon receiving such notice of resignation, the Administrator shall promptly appoint a successor Owner Trustee or Delaware Trustee, as applicable, by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Owner Trustee or Delaware Trustee, as applicable, and one copy to the successor Owner Trustee or Delaware Trustee, as applicable. If no successor Owner Trustee or Delaware Trustee, as applicable, shall have been so appointed and have accepted appointment within thirty (30) days after the giving of such notice of resignation, the resigning Owner Trustee or Delaware Trustee, as applicable, may petition at the Issuer’s expense any court of competent jurisdiction for the appointment of a successor Owner Trustee or Delaware Trustee, as applicable.

If at any time the Owner Trustee or Delaware Trustee, as applicable, shall cease to be eligible in accordance with Section 10.01 and shall fail to resign after 31 days prior written request therefor by the Administrator, or if at any time the Owner Trustee or Delaware Trustee, as applicable, shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Owner Trustee or Delaware Trustee, as applicable, of either of its property shall be appointed, or any public officer shall take charge or control of the Owner Trustee or Delaware Trustee or of either of their property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Administrator may remove the Owner Trustee or Delaware Trustee, as applicable. If the Administrator shall remove the Owner Trustee or Delaware Trustee, as applicable, under the authority of the immediately preceding sentence, the Administrator shall promptly appoint a successor Owner Trustee or Delaware Trustee, as applicable, by written instrument, in duplicate, one copy of which instrument shall be delivered to the outgoing Owner Trustee or Delaware Trustee, as applicable, so removed and one copy to the successor Owner Trustee or Delaware Trustee, as applicable, and shall pay all fees and expenses owed to the outgoing Owner Trustee or Delaware Trustee, as applicable.

Any resignation or removal of the Owner Trustee or Delaware Trustee, as applicable, and appointment of a successor Owner Trustee or Delaware Trustee, as applicable, pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Owner Trustee or Delaware Trustee, as applicable, pursuant to Section 10.03 and payment of all fees and expenses owed to the outgoing Owner Trustee or Delaware Trustee, as applicable. The Administrator shall provide notice of such resignation or removal of the Owner Trustee or Delaware Trustee, as applicable, to each Rating Agency pursuant to Section 1.02(c) of the Administration Agreement.

Section 10.03.      Successor Owner Trustee or Delaware Trustee. Any successor Owner Trustee or Delaware Trustee, as applicable, appointed pursuant to Section 10.02 shall execute, acknowledge and deliver to the Administrator and to its predecessor Owner Trustee or Delaware Trustee, as applicable, an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Owner Trustee or Delaware Trustee, as applicable, shall become effective, and such successor Owner Trustee or Delaware Trustee, as applicable, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Agreement, with like effect as if originally named as Owner Trustee or Delaware Trustee, as applicable. The predecessor Owner Trustee or Delaware Trustee, as applicable, shall upon payment of its fees and expenses deliver to the successor Owner Trustee or Delaware Trustee, as applicable, all documents and statements and monies held by it under this Agreement and the Administrator and the predecessor Owner Trustee or Delaware Trustee, as applicable, shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee or Delaware Trustee, as applicable, all such rights, powers, duties and obligations.

No successor Owner Trustee or Delaware Trustee, as applicable, shall accept appointment as provided in this Section unless at the time of such acceptance such successor Owner Trustee or Delaware Trustee, as applicable, shall be eligible pursuant to Section 10.01.

Upon acceptance of appointment by a successor Owner Trustee or Delaware Trustee, as applicable, pursuant to this Section, the Administrator shall mail notice thereof to all Certificateholders, the Indenture Trustee and the Noteholders; and, in the case of each Rating Agency, shall make such notice available pursuant to Section 1.02(c) of the Administration Agreement. If the Administrator shall fail to mail such notice within ten (10) days after acceptance of such appointment by the successor Owner Trustee or Delaware Trustee, as applicable, the successor Owner Trustee or Delaware Trustee, as applicable, shall cause such notice to be mailed at the expense of the Administrator.

Section 10.04.      Merger or Consolidation of Owner Trustee or Delaware Trustee. Any Person into which the Owner Trustee or Delaware Trustee, as applicable, may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Owner Trustee or Delaware Trustee, as applicable, shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Owner Trustee or Delaware Trustee, as applicable, shall be the successor of the Owner Trustee or Delaware Trustee, as applicable, hereunder, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, that such Person shall be eligible pursuant to Section 10.01 and, provided, further, that the Owner Trustee or Delaware Trustee, as applicable, shall mail notice of such merger or consolidation to the Administrator (who shall make such notice available to each Rating Agency pursuant to Section 1.02(c) of the Administration Agreement).

Section 10.05.      Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Owner Trust Estate or any Financed Vehicle may at the time be located, the Administrator and the Owner Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Administrator and Owner Trustee to act as co-trustee, jointly with the Owner Trustee, or as separate trustee or separate trustees, of all or any part of the Owner Trust Estate, and to vest in such Person, in such capacity, such title to the Trust or any part thereof and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Administrator and the Owner Trustee may consider necessary or desirable. If the Administrator shall not have joined in such appointment within fifteen (15) days after the receipt by it of a request to do so, the Owner Trustee alone shall have the power to make such appointment. The Owner Trustee agrees that upon receipt of a written request from the Administrator to appoint a co-trustee, it will, at the expense of the Issuer, either (i) promptly provide evidence reasonably satisfactory to the Administrator that such co-trustee is not required or (ii) cooperate fully to ensure a co-trustee is appointed with any required timeframe. No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor Owner Trustee pursuant to Section 10.01 and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 10.03.

Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(a)            all rights, powers, duties and obligations conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed by the Owner Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Owner Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Owner Trustee;

(b)            no trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement; and

(c)            the Administrator and the Owner Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Owner Trustee. Each such instrument shall be filed with the Owner Trustee and a copy thereof given to the Administrator.

Any separate trustee or co-trustee may at any time appoint the Owner Trustee as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor co-trustee or separate trustee.

Article XI
MISCELLANEOUS

Section 11.01.      Amendments.

(a)            Any term or provision of this Agreement may be amended by the parties hereto but without the consent of any Securityholders, the Issuer or any other Person if the Depositor delivers an Opinion of Counsel to the Indenture Trustee and the Owner Trustee to the effect that such amendment will not materially and adversely affect the interests of the Securityholders whose written consent has not been obtained.

(b)            This Agreement may also be amended from time to time by the parties hereto, with prior notice to the Indenture Trustee, the written consent of the Certificateholders evidencing not less than a majority of the Percentage Interests evidenced by the Trust Certificates and, if such amendment materially and adversely affects the interests of the Noteholders, with the consent of Noteholders (as such term is defined in the Indenture) evidencing not less than a majority of the Outstanding Amount of the Notes, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that no such amendment shall (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that shall be required to be made for the benefit of the Noteholders or the Certificateholders, (ii) increase or reduce any Interest Rate or Certificate Rate or (iii) reduce the aforesaid percentage of the Outstanding Amount of the Notes or of the Percentage Interests evidenced by the Trust Certificates required to consent to any such amendment, without the consent of the Noteholders and Certificateholders of all the outstanding Notes and Trust Certificates affected thereby.

(c)            Any term or provision of this Agreement may also be amended from time to time by the Depositor, for the purpose of conforming the terms of this Agreement to the description thereof in the Prospectus, without the consent of the Trustees, any Securityholders, the Issuer or any other Person.

(d)            Promptly after the execution of any such amendment, the Depositor shall furnish written notification of the substance of such amendment to the Indenture Trustee and the Administrator (who shall make such notice available to each Rating Agency pursuant to Section 1.02(c) of the Administration Agreement). It shall not be necessary for the consent of Securityholders or Trustees pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Certificateholders provided for in this Agreement or in any other Basic Document) and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Owner Trustee may prescribe.

(e)            No amendment that adversely affects the Trustees shall be effective without the prior written consent of the party adversely affected. The Trustees may, but shall not be obligated to, enter into any such amendment which affects the Owner Trustee’s, the Delaware Trustee’s or the Indenture Trustee’s, as applicable, own rights, duties or immunities under this Agreement or otherwise.

(f)            Promptly after the execution of any such amendment, the Owner Trustee shall furnish written notification of the substance of such amendment or consent to each Certificateholder. Promptly after the execution of any amendment to the Certificate of Trust, the Owner Trustee shall cause the filing of such amendment with the Secretary of State.

(g)            In connection with the execution of any amendment to this Agreement or any other basic Document to which the Issuer is a party and for which amendment the Owner Trustee’s or the Delaware Trustee’s consent is sought, the Owner Trustee and the Delaware Trustee shall be entitled to receive and rely upon an Opinion of Counsel to the effect that the execution of such amendment is authorized or permitted by this Agreement or such other Basic Document, as the case may be, and that all conditions precedent in this Agreement or such other Basic Document, as the case may be, for the execution and delivery thereof by the Issuer or the Owner Trustee, as the case may be, have been satisfied.

Section 11.02.      No Legal Title to the Owner Trust Estate for the Certificateholder. The Certificateholder shall not have legal title to any part of the Owner Trust Estate. The Certificateholders shall be entitled to receive distributions with respect to their undivided ownership interest therein only in accordance with Articles Five and Nine. No transfer, by operation of law or otherwise, of any right, title or interest of the Certificateholders to and in their ownership interest in the Owner Trust Estate shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Owner Trust Estate.

Section 11.03.      Limitations on Rights of Others. The provisions of this Agreement are solely for the benefit of the Owner Trustee, the Delaware Trustee, the Indemnified Parties, the Depositor, the Certificateholders, the Administrator and, to the extent expressly provided herein, the Indenture Trustee and the Noteholders, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Owner Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

Section 11.04.      Notices.

(a)            Unless otherwise expressly specified or permitted by the terms hereof, all demands, notices and communications under this Agreement shall be in writing, personally delivered, mailed by electronic mail (if an address therefore has been provided by the respective party in writing), mailed by certified mail, return receipt requested, delivered by overnight delivery service, or sent as a scanned image and shall be deemed to have been duly given upon receipt at the address for such party set forth on Schedule A to the Sale and Servicing Agreement or at such other address as shall be designated by such party in a written notice to each other party.

(b)            Any notice required or permitted to be given to a Certificateholder shall be given by overnight delivery or first-class mail, postage prepaid, at the address of such Certificateholder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

(c)            The Owner Trustee shall have the right to accept and act upon instructions, including funds transfer instructions (“Instructions”) given pursuant to this Agreement and delivered using Electronic Means; provided, however, that such party giving Instructions shall provide to the Owner Trustee an incumbency certificate listing officers with the authority to provide such Instructions (“Authorized Officers”) and containing specimen signatures of such Authorized Officers, which incumbency certificate shall be amended by such party giving Instructions whenever a person is to be added or deleted from the listing. If such party giving Instructions elects to give the Owner Trustee Instructions using Electronic Means and the Owner Trustee in its discretion elects to act upon such Instructions, the Owner Trustee’s understanding of such Instructions shall be deemed controlling. The party sending such Instructions understands and agrees that the Owner Trustee cannot determine the identity of the actual sender of such Instructions and that the Owner Trustee shall conclusively presume that directions that purport to have been sent by an Authorized Officer listed on the incumbency certificate provided to the Owner Trustee have been sent by such Authorized Officer. The party sending such Instruction shall be responsible for ensuring that only Authorized Officers transmit such Instructions to the Owner Trustee and that such party sending such Instruction and all Authorized Officers are solely responsible to safeguard the use and confidentiality of applicable user and authorization codes, passwords and/or authentication keys upon receipt by such party sending such Instruction. The Owner Trustee shall not be liable for any losses, costs or expenses arising directly or indirectly from the Owner Trustee’s reliance upon and compliance with such Instructions notwithstanding such directions conflict or are inconsistent with a subsequent written instruction. The party sending such Instruction agrees: (i) to assume all risks arising out of the use of Electronic Means to submit Instructions to the Trustee, including without limitation the risk of the Owner Trustee acting on unauthorized Instructions, and the risk of interception and misuse by third parties; (ii) that it is fully informed of the protections and risks associated with the various methods of transmitting Instructions to the Owner Trustee and that there may be more secure methods of transmitting Instructions than the method(s) selected by such party sending such Instruction; (iii) that the security procedures (if any) to be followed in connection with its transmission of Instructions provide to it a commercially reasonable degree of protection in light of its particular needs and circumstances; and (iv) to notify the Owner Trustee immediately upon learning of any compromise or unauthorized use of the security procedures.

Section 11.05.      Severability. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions or terms of this Agreement or of the Trust Certificates or the rights of the Certificateholders.

Section 11.06.      Separate Counterparts; Electronic Transmission.

(a)            This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by telecopy, e-mailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act or any other similar state laws based on the Uniform Electronic Transactions Act.

(b)            The Indenture Trustee, the Owner Trustee, the Delaware Trustee and the Issuer are authorized to accept written instructions, directions, reports, notices or other communications signed manually or delivered by Electronic Transmission. In the absence of bad faith or negligence on its part, each of the Indenture Trustee, the Owner Trustee, the Delaware Trustee and the Issuer may conclusively rely on the fact that the Person sending instructions, directions, reports, notices or other communications or information by Electronic Transmission is, in fact, a Person authorized to give such instructions, directions, reports, notices or other communications or information on behalf of the party purporting to send such Electronic Transmission and, in the absence of bad faith or negligence, shall not have any liability for any losses, liabilities, costs or expenses incurred or sustained by any party as a result of such reliance upon or compliance with such instructions, directions, reports, notices or other communications or information to the Indenture Trustee, the Owner Trustee, the Delaware Trustee or the Issuer, including, without limitation, the risk of either the Indenture Trustee, the Owner Trustee, the Delaware Trustee or the Issuer acting on unauthorized instructions, notices, reports or other communications or information, and the risk of interception and misuse by third parties.

Section 11.07.      Successors and Assigns. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, each of the Depositor and its permitted assigns, the Owner Trustee and its successors, the Delaware Trustee and its successors, and each Certificateholder and its successors and permitted assigns, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by a Certificateholder shall bind the successors and assigns of such Certificateholder.

Section 11.08.      No Petition. The Owner Trustee and the Delaware Trustee, by entering into this Agreement, each Certificateholder, by accepting a Trust Certificate, and the Indenture Trustee and each Noteholder, by accepting the benefits of this Agreement, each hereby covenants and agrees that it will not at any time institute against the Depositor or the Issuer, or join in any institution against the Depositor or the Issuer of, any bankruptcy proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Trust Certificates, the Notes, this Agreement or any other Basic Document.

Section 11.09.      No Recourse. Each Certificateholder by accepting a Trust Certificate acknowledges that such Certificateholder’s Trust Certificates represent beneficial interests in the Issuer only and do not represent interests in or obligations of the Depositor, the Seller, the Servicer, the Administrator, the Owner Trustee, the Delaware Trustee, the Indenture Trustee or any of their respective Affiliates and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in the Trust Certificates, this Agreement or any other Basic Document.

Section 11.10.      Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

Section 11.11.      Governing Law; Submission to Jurisdiction. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Each of the parties hereto hereby submits to the jurisdiction of the United States District Court for the Southern District of New York and of any New York State court sitting in New York City for purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. Each of the parties hereto hereby further irrevocably waives any claim that any such courts lack jurisdiction over such party, and agrees not to plead or claim, in any legal action or proceeding with respect to this Agreement in any of the aforesaid courts, that any such court lacks jurisdiction over such party. Each of the parties hereto irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

Section 11.12.      Trust Certificates Nonassessable and Fully Paid. Certificateholders shall not be personally liable for obligations of the Issuer. The interests represented by the Trust Certificates shall be nonassessable for any losses or expenses of the Issuer or for any reason whatsoever, and, upon the authentication thereof by the Owner Trustee pursuant to Section 3.03, 3.04 or 3.05, the Trust Certificates are and shall be deemed fully paid.

Section 11.13.      Depositor Payment Obligation. The Depositor shall be responsible for payment of the Administrator’s compensation under the Administration Agreement and shall reimburse the Administrator for all expenses and liabilities of the Administrator incurred thereunder. In addition, the Depositor shall be responsible for the payment of all fees and expenses of the Issuer and the Trustees paid by any of them in connection with any of their obligations under the Basic Documents to obtain or maintain any required license.

Section 11.14.      Tax Treatment. Notwithstanding the foregoing or anything herein to the contrary, all persons (and their respective employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transaction described herein and all materials of any kind (including opinions or other tax analyses) that are provided to the recipient relating to such tax treatment and tax structure.

Section 11.15.      Waiver of Jury Trial. Each of the parties hereto irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to the transaction contemplated hereby.

Section 11.16.      Communications with Rating Agencies. If the Owner Trustee or the Delaware Trustee shall receive any written or oral communications from any Rating Agency (or any of their respective officers, directors or employees) with respect to the transactions contemplated hereby or under the Basic Documents or in any way relating to the Notes, the Owner Trustee or the Delaware Trustee, as applicable, agrees to coordinate with the Administrator with respect to any communication received from a Rating Agency and further agrees that in no event shall the Owner Trustee or the Delaware Trustee, as applicable, engage in any oral communication with respect to the substance of the transactions contemplated hereby or under the Basic Documents or in any way relating to the Notes, with any Rating Agency (or any of their respective officers, directors or employees) without the participation of the Administrator.

Neither the Owner Trustee nor the Delaware Trustee will be responsible for delays attributable to the Administrator’s failure to deliver any information related to any communication with a Rating Agency (with respect to this section, the “Information”), defects in the Information supplied to the Rating Agency or Administrator or other circumstances beyond the control of the Owner Trustee or the Delaware Trustee, as applicable. In addition, neither the Owner Trustee nor the Delaware Trustee shall be under any obligation to make any determination as to the veracity or applicability of any Information provided to it, or whether any such Information is required to be maintained on a website or other public medium.

Section 11.17.      Patriot Act. Pursuant to applicable law, including the Customer Identification Program requirements established under the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Title III of Pub. L. 107 56 (signed into law October 26, 2001) and its implementing regulations (collectively, USA PATRIOT Act), the Financial Crimes Enforcement Network’s (FinCEN) Customer Due Diligence Requirements and such other laws, rules, regulations and executive orders in effect from time to time applicable to banking institutions (“Applicable AML Law”), the Owner Trustee is required to obtain on or before closing, and from time to time thereafter, documentation to verify and record information that identifies each person who opens an account. For a non-individual person such as a business entity, a charity, a trust or other legal entity, the Owner Trustee or Delaware Trustee will ask for documentation to verify the entity’s formation and existence, its financial statements, licenses, tax identification documents, identification and authorization documents from individuals claiming authority to represent the entity and other relevant documentation and information (including beneficial owners of such entities). To the fullest extent permitted by Applicable Law, the Owner Trustee or Delaware Trustee may conclusively rely on, and shall be fully protected and indemnified in relying on, any such information received. Failure to provide such information may result in an inability of the Owner Trustee or Delaware Trustee to perform its obligations hereunder, which, at the sole option of the Owner Trustee or Delaware Trustee , may result in the Owner Trustee’s or Delaware Trustee’s resignation in accordance with the terms hereof. In the event of any change in beneficial ownership in the Trust (or any beneficial interest in that interest, regardless of form), such change shall be accompanied by IRS Form W-8 BEN, W-8 ECI or W-9, as applicable, and such other documentation as may be required by the Trust, Owner Trustee, Delaware Trustee, Depositor, Administrator or Certificate Registrar in order to comply with Applicable AML Law.

In addition to the Owner Trustee’s and the Delaware Trustee’s obligations under the USA PATRIOT Act, the Corporate Transparency Act (31 U.S.C. § 5336) and its implementing regulations (collectively, the “CTA”), may require the Issuer to file reports with FinCEN after the date of this agreement. It shall be the Administrator’s duty and not the Owner Trustee’s or the Delaware Trustee’s duty to prepare such filings and cause the Issuer to make such filings and cause the Issuer to comply with its obligations under the CTA, if any.

The parties hereto agree that for purposes of Applicable AML Law (as defined in this Section 11.17), including without limitation the CTA as applicable, the Certificateholders are and shall be deemed to be the sole direct owner(s) of the Issuer, acknowledge that the Owner Trustee and Delaware Trustee act solely as directed trustees at the direction of the Certificateholders and the Administrator and agree that one or more senior officers or other individuals affiliated with the Certificateholders, as set forth in Section 4.05, and the Administrator are, and shall be deemed to be, the persons with the power and authority to exercise substantial control over the Issuer. Accordingly, the Depositor, the Certificateholders and the Administrator agree to provide to the Issuer, the Certificateholders, the Administrator, the Owner Trustee and the Delaware Trustee, upon each such party’s reasonable request, such identifying information and documentation as may be available in order to permit compliance with Applicable AML Law and the CTA.

IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Trust Agreement to be duly executed by their respective officers as of the day and year first above written.

AMERICAN HONDA RECEIVABLES LLC,
as Depositor

By:	/s/ Michiko Yamasaki Rey
	Name:	Michiko Yamasaki Rey
	Title:	Secretary

THE BANK OF NEW YORK MELLON,
as Owner Trustee

By:	/s/ Hadassah Kangal Yee
	Name:	Hadassah Kangal Yee
	Title:	As Agent

BNY MELLON TRUST OF DELAWARE,
as Delaware Trustee

By:	/s/ Dawn Plows
	Name:	Dawn Plows
	Title:	Associate

S-1	HAROT 2026-3
A&R Trust Agreement

EXHIBIT A

FORM OF TRUST CERTIFICATE

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM. IN ADDITION, THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN RESTRICTIONS AND CONDITIONS SET FORTH IN SECTION 3.04 OF THE TRUST AGREEMENT UNDER WHICH THIS CERTIFICATE ISSUED (A COPY OF WHICH TRUST AGREEMENT IS AVAILABLE FROM THE OWNER TRUSTEE UPON REQUEST), INCLUDING RECEIPT BY THE OWNER TRUSTEE OF AN INVESTMENT LETTER IN WHICH THE TRANSFEREE MAKES CERTAIN REPRESENTATIONS.

NUMBER: R-1 Initial Certificate Balance: $53,981,282.38

HONDA AUTO RECEIVABLES 2026-3 OWNER TRUST

0.00% ASSET BACKED CERTIFICATE

evidencing a fractional undivided interest in the Issuer, as defined below, the property of which includes a pool of retail installment sale or installment loan contracts secured by new and used Honda and Acura motor vehicles (including automobiles and light-duty trucks).

(This Trust Certificate does not represent an interest in or obligation of American Honda Receivables LLC, American Honda Finance Corporation or any of their respective affiliates.)

THIS CERTIFIES THAT American Honda Receivables LLC is the registered owner of a 100 percent nonassessable, fully-paid, undivided interest in the Honda Auto Receivables 2026-3 Owner Trust (the “Issuer”), formed by American Honda Receivables LLC, a Delaware limited liability company (the “Depositor”).

The Issuer was created pursuant to a Trust Agreement dated as of July 8, 2026 as amended and restated by an Amended and Restated Trust Agreement dated August 12, 2026 (as amended or supplemented from time to time, the “Trust Agreement”), among the Depositor, The Bank of New York Mellon, as owner trustee (the “Owner Trustee”), and BNY Mellon Trust of Delaware, as Delaware trustee (the “Delaware Trustee”) a summary of certain of the pertinent provisions of which is set forth below. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Trust Agreement.

This Trust Certificate is one of the duly authorized certificates designated as “Asset Backed Certificates” (the “Trust Certificates”). Issued under an Indenture dated August 12, 2026 (the “Indenture”), between the Issuer and Citibank, N.A., as indenture trustee, are five classes of Notes designated as “Class A-1 3.964% Asset Backed Notes,” “Class A-2a 4.30% Asset Backed Notes,” “Class A-2b SOFR Rate + 0.32% Asset Backed Notes”, “Class A-3 4.52% Asset Backed Notes” and “Class A-4 4.62% Asset Backed Notes” (collectively, the “Notes”). This Trust Certificate is issued under and is subject to terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the Certificateholder of this Trust Certificate, by virtue of its acceptance thereof, assents and by which such Certificateholder is bound. The property of the Issuer includes, among other things, a pool of retail installment sale or installment loan contracts for new and used Honda and Acura motor vehicles (including automobiles and light-duty trucks) (collectively, the “Receivables”), all monies received on or in respect of the Receivables on or after August 12, 2026 security interests in the vehicles financed thereby, certain bank accounts and the proceeds thereof, proceeds from claims on certain insurance policies and certain other rights under the Trust Agreement and the Sale and Servicing Agreement and all proceeds of the foregoing.

It is the intent of the Depositor, the Servicer and the Certificateholder that, solely for purposes of U.S. federal income, state and local income and franchise tax, the Issuer will be treated as a disregarded entity not separate from the sole Certificateholder. The purchaser hereof, by acceptance of the Trust Certificates, agrees to take no action inconsistent with the above treatment for so long as it is the sole Certificateholder.

Solely in the event the Trust Certificates are held by more than a single Certificateholder, it is the intent of the Depositor, the Servicer and the Certificateholders that, solely for purposes of U.S. federal income, state and local income and franchise tax, the Issuer will be treated as a partnership and the Certificateholders will be treated as partners in the partnership. The purchaser hereof and the other Certificateholders, by acceptance of a Trust Certificate, agree to treat, and to take no action inconsistent with the treatment of, the Trust Certificates for such tax purposes as partnership interests in the Issuer.

Each Certificateholder, by its acceptance of a Trust Certificate, covenants and agrees that such Certificateholder will not at any time institute against the Depositor, or join in any institution against the Depositor of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Trust Certificates, the Notes, the Trust Agreement or any other Basic Document.

Distributions on this Trust Certificate will be made as provided in the Trust Agreement by the Owner Trustee by wire transfer or check mailed to the Certificateholder of record in the Certificate Register without the presentation or surrender of this Trust Certificate or the making of any notation hereon. Except as otherwise provided in the Trust Agreement and notwithstanding the above, the final distribution on this Trust Certificate will be made after due notice by the Owner Trustee of the pendency of such distribution and only upon presentation and surrender of this Trust Certificate at the office or agency maintained for the purpose by the Owner Trustee.

Reference is hereby made to the further provisions of this Trust Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee or the authenticating agent, by manual signature, this Trust Certificate shall not entitle the Certificateholder hereof to any benefit under the Trust Agreement or the Sale and Servicing Agreement or be valid for any purpose.

THIS TRUST CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Issuer and not in its individual capacity, has caused this Trust Certificate to be duly executed.

HONDA AUTO RECEIVABLES 2026-3 OWNER TRUST

By:	THE BANK OF NEW YORK MELLON, not in its individual capacity but solely as Owner Trustee on behalf of the Trust

By:
Authorized Signatory

OWNER TRUSTEE’S OR AUTHENTICATING AGENT’S CERTIFICATE OF AUTHENTICATION

This is one of the Trust Certificates referred to in the within-mentioned Trust Agreement.

THE BANK OF NEW YORK MELLON, not in its individual capacity but solely as Authenticating Agent on behalf of the Trust			THE BANK OF NEW YORK MELLON, not in its individual capacity but solely as Owner Trustee on behalf of the Trust

By:		OR	By:
	Authorized Signatory			Authorized Signatory

[REVERSE OF TRUST CERTIFICATE]

The Trust Certificates do not represent an obligation of, or an interest in, the Depositor, the Servicer, the Owner Trustee or any of their respective affiliates and no recourse may be had against such parties or their assets, except as expressly set forth or contemplated herein or in the Trust Agreement or the other Basic Documents. In addition, this Trust Certificate is not guaranteed by any governmental agency or instrumentality and is limited in right of payment to certain collections and recoveries with respect to the Receivables (and certain other amounts), all as more specifically set forth herein and in the Sale and Servicing Agreement. A copy of each of the Sale and Servicing Agreement and the Trust Agreement may be examined by any Certificateholder upon written request during normal business hours at the principal office of the Depositor and at such other places, if any, designated by the Depositor.

The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the rights of the Certificateholders under the Trust Agreement at any time by the parties thereto with the consent of the Certificateholders and Noteholders, each voting as a class, evidencing not less than a majority of the Percentage Interests evidenced by the outstanding Trust Certificates, or a majority of the outstanding principal balance of the Notes of each such class. Any such consent by the Certificateholder of this Trust Certificate shall be conclusive and binding on such Certificateholder and on all future Certificateholders of this Trust Certificate and of any Trust Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent is made upon this Trust Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders of any of the Trust Certificates.

As provided in the Trust Agreement and subject to certain limitations therein set forth, the transfer of this Trust Certificate is registrable in the Certificate Register upon surrender of this Trust Certificate for registration of transfer at the offices or agencies of the Certificate Registrar maintained by the Owner Trustee, accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the Certificateholder hereof or such Certificateholder’s attorney duly authorized in writing, and thereupon one or more new Trust Certificates evidencing the same original certificate balance in the Issuer will be issued to the designated transferee.

Except as provided in the Trust Agreement, the Trust Certificates are issuable only as registered Trust Certificates. As provided in the Trust Agreement and subject to certain limitations therein set forth, Trust Certificates are exchangeable for new Trust Certificates evidencing the same aggregate original certificate balance, as requested by the Certificateholder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

The Owner Trustee, the Certificate Registrar and any agent of the Owner Trustee or the Certificate Registrar may treat the Person in whose name this Trust Certificate is registered as the owner hereof for all purposes, and none of the Owner Trustee, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

The obligations and responsibilities created by the Trust Agreement and the Issuer created thereby shall terminate upon the payment to Certificateholders of all amounts required to be paid to them pursuant to the Trust Agreement and the Sale and Servicing Agreement and the disposition of all property held as part of the Owner Trust Estate. The Servicer of the Receivables may at its option purchase the Owner Trust Estate at a price specified in the Sale and Servicing Agreement, and such purchase of the Receivables and other property of the Issuer will effect early retirement of the Trust Certificates; provided, however, such right of purchase is exercisable only as of the last day of any Collection Period as of which the Pool Balance is less than or equal to 10% of the Original Pool Balance.

The Trust Certificates may not be acquired or held by a Benefit Plan Investor, a Plan that is subject to Similar Law or a person who is not a United States Person within the meaning of Section 7701(a)(30) of the Code. By accepting and holding this Trust Certificate (or interest herein), the Certificateholder hereof shall be required to have represented and warranted that it is not acquiring and will not hold this Trust Certificate (or interest herein) with the assets of a Benefit Plan Investor or a Plan that is subject to Similar Law.

ASSIGNMENT

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Please print or type name and address, including postal zip code, of assignee)

the within Trust Certificate, and all rights thereunder, any hereby irrevocably constitutes and appoints __________________, attorney, to transfer said Trust Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

Signature Guaranteed:

NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Trust Certificate in every particular, without alteration, enlargement or any change whatsoever. Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Certificate Registrar, which requirements include membership or participation in STAMP or such other “signature guarantee program” as may be determined by the Certificate Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT B

FORM OF SELLER CERTIFICATE

_______________, ____

HONDA AUTO RECEIVABLES 2026-3
OWNER TRUST
c/o THE BANK OF NEW YORK MELLON
240 Greenwich Street, Floor 7 West
New York, New York 10286
Attention: Asset Backed Securities Unit – HAROT 2026-3

THE BANK OF NEW YORK MELLON
240 Greenwich Street, Floor 7 West
New York, New York 10286
Attention: Asset Backed Securities Unit – HAROT 2026-3

Re:	Honda Auto Receivables 2026-3 Owner Trust Asset Backed Certificates

Dear Sirs:

In connection with our disposition of the above-referenced Asset Backed Certificates (the “Certificates”) we certify that (i) we understand that the Certificates have not been registered under the Securities Act of 1933, as amended (the “Act”), and are being transferred by us in a transaction that is exempt from the registration requirements of the Act and (ii) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, in a manner that would be deemed, or taken any other action which would result in, a violation of Section 5 of the Act.

Very truly yours,

[NAME OF SELLER]

By
Authorized Officer

B-1

EXHIBIT C

FORM OF INVESTMENT LETTER

_______________, __

HONDA AUTO RECEIVABLES 2026-3
OWNER TRUST
c/o THE BANK OF NEW YORK MELLON
240 Greenwich Street, Floor 7 West
New York, New York 10286
Attention: Asset Backed Securities Unit – HAROT 2026-3

THE BANK OF NEW YORK MELLON
240 Greenwich Street, Floor 7 West
New York, New York 10286
Attention: Asset Backed Securities Unit – HAROT 2026-3

Re:	Honda Auto Receivables 2026-3 Owner Trust Asset Backed Certificates

Dear Sirs:

In connection with our acquisition of the above-referenced Asset Backed Certificates (the “Certificates”) we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the “Act”), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we are an “accredited investor,” as defined in Regulation D under the Act, and have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Seller concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) we are acquiring the Certificates for investment for our own account and not with a view to any distribution of such Certificates (but without prejudice to our right at all times to sell or otherwise dispose of the Certificates in accordance with clause (f) below), (e) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action that would result in a violation of Section 5 of the Act or any state securities laws, (f) we are not acquiring and will not hold any Certificate (or interest therein) with the assets of a Benefit Plan Investor or a Plan that is subject to Similar Law and (g) we will not sell, or otherwise dispose of any Certificates unless (i) such sale, transfer or other disposition is made pursuant to an effective registration statement under the Act and in compliance with any state securities laws or is exempt from such registration requirements and, if requested, we will at our expense provide an Opinion of Counsel satisfactory to the addresses of this certificate that such sale, transfer or other disposition may be made pursuant to an exemption from the Act, (ii) the purchaser or transferee of such Certificate has executed and delivered to you a certificate to substantially the same effect as this certificate and (iii) the purchaser or transferee has otherwise complied with any conditions for transfer set forth in the Amended and Restated Trust Agreement dated August 12, 2026 among American Honda Receivables LLC, as depositor, The Bank of New York Mellon, as owner trustee, and BNY Mellon Trust of Delaware, as Delaware trustee.

C-1

Very truly yours,

[NAME OF TRANSFEREE]

By
Authorized Officer

C-2

EXHIBIT D

FORM OF RULE 144A LETTER

_______________, 20__

HONDA AUTO RECEIVABLES 2026-3
OWNER TRUST
c/o THE BANK OF NEW YORK MELLON
240 Greenwich Street, Floor 7 West
New York, New York 10286
Attention: Asset Backed Securities Unit – HAROT 2026-3

THE BANK OF NEW YORK MELLON
240 Greenwich Street, Floor 7 West
New York, New York 10286
Attention: Asset Backed Securities Unit – HAROT 2026-3

Re:	Honda Auto Receivables 2026-3 Owner Trust Asset Backed Certificates

Dear Sirs:

In connection with our acquisition of the above-referenced Asset Backed Certificates (the “Certificates”) we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the “Act”), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Seller concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) we have not, nor has anyone acting on our behalf, offered, transferred, pledged, sold or otherwise disposed of the Certificates or an interest in the Certificates, or solicited any offer to buy, transfer, pledge or otherwise dispose of the Certificates or any interest in the Certificates from any person in any manner or made any general solicitation by means of general advertising or in any other manner, taken any other action that would constitute a distribution of the Certificates under the Act or that would render the disposition of the Certificates a violation of Section 5 of the Act or any state securities laws or require registration pursuant thereto, and we will not act, or authorize any person to act, in such manner with respect to the Certificates, (e) we are not acquiring and will not hold any Certificate (or interest therein) with the assets of a Benefit Plan Investor or a Plan that is subject to Similar Law and (f) we are a “qualified institutional buyer” as that term is defined in Rule 144A under the Act. We are aware that the sale to us is being made in reliance on Rule 144A. We are acquiring the certificates for our own account or for resale pursuant to Rule 144A and understand that such certificates may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A or (ii) pursuant to another exemption from registration under the Act.

D-1

Very truly yours,

[NAME OF TRANSFEREE]

By
Authorized Officer

D-2

EXHIBIT E

Form of Monthly Rule 15Ga-1 Asset Repurchase Activity Report
Reporting Period: ____________
Name of Issuing Entity: HAROT 2026-3
Trustee: The Bank of New York Mellon
☐ Check here if the Trustee has no activity to report during Reporting Period indicated above

Name of Issuing Entity	Check if Registered	Name of Originator	Total Assets in ABS by Originator[1]			Assets That Were Subject of Demand			Assets That Were Repurchased or Replaced			Assets Pending Repurchase or Replacement (within cure period)			Demand in Dispute			Demand Withdrawn			Demand Rejected
(a)	(b)	(c)	(#) (d)	($) (e)	(% of principal balance) (f)	(#) (g)	($) (h)	(% of principal balance) (i)	(#) (j)	($) (k)	(% of principal balance) (l)	(#) (m)	($) (n)	(% of principal balance) (o)	(#) (p)	($) (q)	(% of principal balance) (r)	(#) (s)	($) (t)	(% of principal balance) (u)	(#) (v)	($) (w)	(% of principal balance) (x)
Asset Class X
Issuing Entity A CIK #	X	Originator 1
Originator 2
Total			#	$		#	$		#	$		#	$		#	$		#	$		#	$
Asset Class Y
Issuing Entity B		Originator 3
Total			#	$		#	$		#	$		#	$		#	$		#	$		#	$

Total			#	$		#	$		#	$		#	$		#	$		#	$		#	$

1 Owner Trustee to provide if such information is available.

E-1